                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 RISCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:
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                                 RISCORP, INC.
                           PROXY SOLICITATION SCRIPT


Hello, my name is        .  May I please speak to       . I am calling on behalf
of RISCORP, Inc., of which you are a shareholder.

On March 26, 1998, RISCORP, Inc. will hold a special meeting of shareholders in Atlanta, Georgia. At such meeting, shareholders will be asked to consider and vote upon a proposal to sell substantially all of the assets of RISCORP, Inc. and certain of its subsidiaries to Zenith Insurance Company. You should have received a Proxy Statement in the mail which describes the asset sale in greater detail.

1.  HAVE YOU RECEIVED YOUR PROXY MATERIAL?  Y,N
                                            ---
         YES:  Go to question number 2.

         NO: You should receive the material shortly, if not, please contact your bank or broker and have them forward the material to you. Your Board of Directors recommends a vote in favor of the proposals and appreciates your support. Your vote is important, so whether you plan to attend the special meeting or not, please be sure that the proxy card which is included with the proxy material is properly completed, dated, signed, and returned without delay in the business reply envelope. Thank you and have a nice day. END CALL.

2.  HAVE YOU RETURNED YOUR PROXY CARD?  Y,N
                                        ---
         YES:  Go question number 3.

         NO: Whether you plan to attend the special meeting or not, please complete and return the proxy card as soon as possible. Your vote as a shareholder is very important to us. Your Board of Directors recommends a vote in favor of all the proposals and appreciates your support. Thank you and have a nice day. END CALL.

3.  MAY I ASK IF YOU ARE IN SUPPORT OF THE BOARD'S PROPOSALS?  Y,N,U
                                                               -----
         ALL:  Thank you and have a nice day.  END CALL.



ANSWERING MACHINE:

Hello, my name is _________________________. I am calling on behalf of RISCORP, Inc. This is a courtesy call to remind you to please vote and return your proxy. Your Board of Directors recommends a vote in favor of the proposals and appreciates your support. Thank you and have a nice day. END CALL.